Exhibit 10.10

Tennessee Valley Authority

Coal Supply & Origination

1101 Market Street, MR 2A

Chattanooga, Tennessee 37402-2801

CONTRACT SUPPLEMENT

TO:	Armstrong Coal Company	Supplement No.	2
	7733 Forsyth Boulevard - Suite 1625	Date	October 29, 2012
	St. Louis, Missouri 63105	Group-Contract No.	612-40958
		Plant	Various
		Name of Mine	Various

Attention: Mr. Martin Wilson

TVA has elected to increase shipments of coal above the amounts of the Base Tonnage in Contract Year 2013 by 500,000 tons per year (“the Option Tonnage”) as referenced in Subsection 2.1.2 of Armstrong Coal Company (“Armstrong”) Group-Contract No. 612-40958 (the “Contract”). In addition TVA has also elected to increase shipments of coal in Contract Year 2013 above the Base Tonnage plus the Option Tonnage by an amount of 125,000 (“the Additional Option Tonnage”). The Option Tonnage and Additional Option Tonnage will be in addition to the coal tonnage otherwise scheduled under the Contract and will be identified as Group-Contract 612-40964 and will be subject to the following terms and conditions, in addition to the terms and conditions of the Contract. This Supplement is effective as of October 29, 2012.

1.	As stated in Subsection 2.1.3. of the Contract, “The Base Tonnage for Contract Year 2013 will be the first 1,000,000 tons delivered prior to the delivery of any of the Option Tonnage and any of the Additional Option Tonnage in Contract Year 2013.”

2.	The Contract Year 2013 price that TVA pays for the Base Tonnage shall be the Base Price of $45.50 per ton as provided in Section 6.0. Price, of the Contract.

3.	The Contract Year 2013 price that TVA pays for any Option Tonnage or any Additional Option Tonnage shall be the Option Tonnage Base Price of $43.12 per ton as provided in Section 6.0, Price, of the Contract.

4.	The Base Price per ton of the Option Tonnage and Additional Option Tonnage is $43.12, which price is subject to adjustment for quality as provided in Section 8.0 Adjustment for Quality.

5.	The Option Tonnage and Additional Option Tonnage will not affect TVA’s obligation to purchase 1,000,000 tons of coal under the Contract during Contract Year 2013 at the Base Price of $45.50 per ton.

6.	The Option Tonnage and Additional Option Tonnage will conform to Section 9.1., Quality and Specifications, of the Contract.

Please complete the acceptance below and return the copy of this Contract Supplement to this office. You should retain the original for your file. The acceptance date of this Supplement No. 2 shall be the date on which both parties have signed a copy thereof.

(Signature Page Follows)

TVA RESTRICTED INFORMATION

Accepted	ARMSTRONG COAL CO.	TENNESSEE VALLEY AUTHORITY
Company

By
	Signature	Connie S. Gazaway
Asset Management Specialist

President
Title		Elizabeth L. Kirk
Manager, Coal Contracts

10/30/12		10/30/12
Date		Date

TVA RESTRICTED INFORMATION